________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 30, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from September 1, 2003 to September 30, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.


Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for September 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for September 2003
99.3           United States Trustee Report of Custom Technologies Corp. for September 2003
99.4           United States Trustee Report of Escast, Inc. for September 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for September 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for September 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for September 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for September 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  November 13, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        10/30/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                 `                                                               -----------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,252,662       $ 3,087,000        $ 79,052,067    $ 81,128,950
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompany Transfers                (313,915)                -           1,953,226       3,682,580
Other                                   37,649            34,000           7,353,333       7,188,773

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  2,976,396         3,121,000          90,708,808      94,200,303
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            720,200           691,958          15,608,635      16,130,669
Payroll Taxes                          293,303           300,200           7,315,644       7,429,168
Accounts Payable                       996,849         1,051,850          34,053,150      34,816,359
Profit Sharing / Pension               102,311           107,000           3,155,139       3,495,255
Insurance                              606,987           609,027          13,154,945      14,502,210
Commissions                             76,645            84,722           2,155,232       2,711,385
Utilities                              152,045           211,281           3,867,704       4,149,406
Leases / Rents                          23,228            26,130             625,386         780,225
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           689,737           690,000           9,716,260       9,770,966
Capital Expenditures                         -            10,000           1,022,123       1,033,300
US Trustee Fees                              -                 -              35,250          35,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             3,661,305         3,782,168          90,709,469      94,854,192
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $   (684,909)     $   (661,168)      $        (660)    $  (653,889)
-------------                    ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
   Petty Cash                            N/A        Petty cash              $    6,262

   National City Bank              884096887        Operational                835,382

   National City - CBCA             18082912        Disbursement              (151,833)

   Corporate Payroll              5300011495        Payroll                          -

   First Midwest Bank                0173906        Petty Cash                   1,074

   National City Bank              884157627        Blocked                  1,078,767

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                     -

   National City Bank              884096908        Health Insurance            (1,348)

   National City                   884096772        Operational               (176,409)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement                     -

   Bank One                        261379147        Payroll                          -

   National City Bank              884156747        Disbursements              (14,149)

   Payroll Clearing                        -        Clearing                         -

   National City Bank               18081568        Disbursement              (145,598)

   National City Bank               18081576        Payroll                     23,813

   National City Bank              884096780        Operational                (37,889)

   Hancock Bank                   01-0101494        Payroll                      4,938

   Bancorp South                    06582837        Operational                 10,856

   National City                   658912591        Payroll                      3,818

                                                                           -----------
                                                                            $1,437,684
                                                                           ===========

Bank reconciliations are available.




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   MONTH OF           CUMULATIVE
                                                SEPTEMBER, 2003      FILING TO DATE
                                                ---------------      ----------------
Gross Sales                                       $ 3,589,396        $ 76,025,654
Less: Defective mat'l returned                              -                 947
        Sales allowances                               10,506             121,854
        Cash discounts                                 19,657             391,082
                                                --------------      --------------
           Total sales deductions                      30,163             513,883
                                                --------------      --------------

        NET SALES                                   3,559,233          75,511,771
                                                --------------      --------------

Cost of Sales                                       3,033,704          72,113,646
                                                --------------      --------------

        GROSS PROFIT                                  525,529           3,398,125
                                                --------------      --------------

Selling, General & Admin. Expense
    Selling expense                                   241,517           5,560,937
    General & Admin. expense                          519,718          11,742,268
    Corporate Fees                                   (218,000)         (4,318,856)
                                                --------------      --------------
      Total S G & A and Environ. Expense              543,235          12,984,349
                                                --------------      --------------

        OPERATING INCOME                              (17,706)         (9,586,224)
                                                --------------      --------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
         Subsidiaries                                       -            (968,257)
    Other Income (Expense)                            (84,348)         10,693,453
    Interest Income (Expense)                         (51,431)           (706,696)
                                                --------------      --------------
        Other Income (Expense)                       (135,779)          9,018,500
                                                --------------      --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (153,485)           (567,724)
                                                --------------      --------------

REORGANIZATION ITEMS
    Professional Fees                                 685,346           7,337,745
    US Trustee Quarterly Fees                               -              35,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    685,346           7,372,995
                                                --------------      --------------

INCOME (LOSS) BEFORE TAXES                           (838,831)         (7,940,719)

Provision for Taxes                                (3,586,397)         (3,053,397)
                                                --------------      --------------

NET INCOME (LOSS)                               $    2,747,566      $  (4,887,322)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                         9/30/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     1,437,684      $  1,438,344
    Restricted cash and cash equivalents                           -                 -
    Accounts receivable - net                             10,088,086        14,281,299
    Inventories - net                                      6,524,023        13,747,533
    Other assets - current                                   394,131           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           18,443,924        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               37,133,788        35,224,200
    Investment in subsidiaries                             6,880,855        11,970,175
    Other                                                  6,091,240           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             50,105,883        47,314,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,811,343        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            42,214,188        41,258,055
    Less: Accum. depreciation and amortization            35,900,486        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,313,702         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    74,863,509      $ 84,298,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       9/30/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       5,179,139                 -
    Accrued liabilities                                    5,279,649                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                      10,458,788                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   2,975,690                 -
    Long-term pension liability                            8,291,304                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        11,266,994                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          21,725,782                 -
                                                     ---------------      ------------



LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt (1)                                      1,049,060         5,336,367
    Unsecured debt                                        73,131,062        87,314,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          100,759,799       120,550,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        122,485,581       120,550,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (4,887,322)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (47,622,072)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    74,863,509      $ 84,298,060
                                                     ===============      ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

 PETITION TAXES (MOR-4)
-------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
-------------------------------------------------------------------------------------------
Withholding                          37,138          119,159       118,860        37,437
FICA-Employee                         9,440           72,543        68,419        13,564
FICA-Employer                         9,441           72,542        68,419        13,564
Unemployment                          2,382            3,141             0         5,523
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                --------------------------------------------------------
   TOTAL FEDERAL TAXES           $   58,401       $  267,385    $  255,698    $   70,088
                                --------------------------------------------------------

STATE AND LOCAL TAXES:
Withholding                          21,388           40,541        37,605        24,324
Unemployment                        (28,296)          28,603             0         8,307
Sales                                56,252            1,951         1,029        57,174
Income Tax                                0                0             0             0
Real Property                       196,829           15,960        15,142       197,647
Personal Property                    26,901           11,074             0        37,975
Other: Local                              0                0             0             0
                                --------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  281,074       $   98,129    $   53,776    $  325,427
                                --------------------------------------------------------

                                --------------------------------------------------------
TOTAL POST PETITION TAXES        $  339,475       $  365,514     $ 309,474    $  395,515
                                ========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      4,800,679    357,736    11,124         0         9,600          5,179,139
Wages Payable                         2,175,010          0         0         0             0          2,175,010
Taxes Payable (Other than income)       395,515          0         0         0             0            395,515
Professional Fees                     1,015,637          0         0         0             0          1,015,637
Rent/Lease - Building                         0          0         0         0             0                  0
Rent/Lease - Equipment                        0          0         0         0             0                  0
Other Accrued Liabilities             1,693,487          0         0         0             0          1,693,487
Income Taxes Payable                          0          0         0         0             0                  0
Secured Debt                                  0          0         0         0             0                  0
Intercompany Payable                  2,975,690          0         0         0             0          2,975,690
Other LT Liabilities                  8,291,304          0         0         0             0          8,291,304
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $21,347,322   $357,736   $11,124        $0        $9,600        $21,725,782
                                   ============================================================================


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax          State             Paid             Paid           or EFT
------------------------------------------------------------------------------------------
State Withholding           California       09/03/03         2,407           99788
State Withholding           California       09/10/03         2,462           99820
State Withholding           California       09/17/03         2,417           99855
State Withholding           California       09/24/03         2,740           99895
State Withholding           California       09/30/03         2,609           99918
State Withholding           Connecticut      09/03/03         1,171           99791
State Withholding           Connecticut      09/10/03         1,043           99821
State Withholding           Connecticut      09/17/03         1,022           99856
State Withholding           Connecticut      09/24/03         1,051           99896
State Withholding           Illinois         09/03/03         2,559           99801
State Withholding           Mississippi      09/10/03         3,732           99831
State Withholding           New Jersey       09/10/03           581           99833
State Withholding           Oklahoma         09/10/03         1,905           99836
State Withholding           Pennsylvania     09/03/03         4,844           99805
State Withholding           Pennsylvania     09/17/03         4,668           99876
State Withholding           Wisconsin        09/10/03           528           99842
State Withholding           Wisconsin        09/30/03           554           99927
Sales Tax - Monthly         Mississippi      09/17/03         1,029           99875
FICA & Fed W/H              Federal          09/03/03        85,907            EFT
FICA & Fed W/H              Federal          09/10/03        41,643            EFT
FICA & Fed W/H              Federal          09/17/03        84,000            EFT
FICA & Fed W/H              Federal          09/24/03        44,147            EFT
Property Taxes (Lake
    City Coll)              Illinois        9/30/2003        15,142           37894
                                                         ------------
TOTAL POST PETITION TAXES PAID                              309,474
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                -------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           6,967,811
PLUS Amounts billed during the period                                        3,371,052
LESS Amounts collected during the period                                     3,252,662
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $7,086,201
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                3,617,478
31-60 days old                                                               1,542,252
61-90 days old                                                                 658,530
91+ days old                                                                 1,267,941
                                                                        ----------------
Total Accounts Receivable                                                    7,086,201
Amount considered uncollectible (bad debt)                                     828,511
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $6,257,690
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                 x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                -------------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         10/30/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ------------------
                                                             REPORTING PERIOD   SEPTEMBER 30, 2003
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     -------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    ------------
RECEIPTS
--------

A/R Collections               $  674,720      $   775,000        $ 16,351,265      $ 16,496,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers           (54,177)        (250,000)         (1,470,045)       (1,246,000)
Other                                328                -              27,174             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              620,871          525,000          14,908,394        15,251,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       87,654           90,000           1,980,955         1,979,788
Payroll Taxes                     35,768           32,000             987,194           826,817
Accounts Payable                 442,481          447,500          10,643,412        10,612,214
Profit Sharing / Pension               -                -                   -                 -
Insurance                          2,378            2,000             297,414           388,412
Commissions                       22,878           32,000             579,748           539,892
Utilities                         24,987           27,000             445,405           529,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -              22,141            27,000
US Trustee Fees                        -                -              30,250            30,250
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         616,146          630,500          14,986,519        14,934,298
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $    4,725    $    (105,500)     $      (78,125)    $     317,341
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                              N/A          Petty cash     $    180

  National City Bank of PA                239732043    Payroll           3,393

  National City Bank                      884096860    Disbursement    (63,745)

                                                       $     -               -

                                                       $     -               -

                                                                      ---------
                                                                      $(60,172)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------
STATEMENT OF OPERATIONS (MOR-2)

                                             MONTH OF            CUMULATIVE
                                          SEPTEMBER 2003       FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   723,463         $16,583,473
Less: Defective mat'l returned                         -                   -
      Sales allowances                                 -               9,037
      Cash discounts                               2,696              92,122
                                          ---------------    ----------------
        Total sales deductions                     2,696             101,159
                                          ---------------    ----------------

         NET SALES                               720,767          16,482,314
                                          ---------------    ----------------

Cost of Sales                                    614,732          13,567,180
                                          ---------------    ----------------

         GROSS PROFIT                            106,035           2,915,134
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               44,065           1,072,785
    General & Admin. expense                      34,236             655,758
    Corporate Fees                                34,000             378,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         112,301           2,106,898
                                          ---------------    ----------------

         OPERATING INCOME                         (6,266)            808,236
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                            (132,767)           (135,962)
                                          ---------------    ----------------
         Other Income (Expense)                 (132,767)           (122,061)
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                        (139,033)            686,175
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             31,000             424,750
    US Trustee Quarterly Fees                          -              30,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             455,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                      (170,033)            231,175

Provision for Taxes                              (63,000)             87,000
                                          ---------------    ----------------

NET INCOME (LOSS)                              $(107,033)          $ 144,175
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                      9/30/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $   (60,172)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,046,356        894,078
    Inventories - net                                    314,809        549,646
    Other assets - current                                48,877          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,349,870      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,518,189              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,725,249      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,789,746      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,721,783      5,704,900
    Less: Accum. depreciation and amortization         2,909,100      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           2,812,683      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,887,802    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     9/30/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     554,731              -
    Accrued liabilities                                  223,919              -
    Accrued income taxes                                  82,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     860,783              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  34,454              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        34,454              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         895,237              -
                                                   -------------    ------------



LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,164,271      1,056,640
    Priority debt (1)                                    154,826        306,530
    Unsecured debt                                       762,484      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,463,218      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,358,455      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     144,175              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    529,347        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 7,887,802    $ 7,323,049
                                                    ============    ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)

----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
----------------------------------------------------------------------------------------------
Withholding                                 0           13,269         13,269              0
FICA-Employee                               0            9,593          9,593              0
FICA-Employer                               0            9,593          9,593              0
Unemployment                              (10)              76              0             66
Income Tax                            127,133          (55,000)             0         72,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -----------------------------------------------------------
   TOTAL FEDERAL TAXES               $127,123         $(22,469)       $32,455        $72,199
                                  -----------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             2,104            4,515          3,313          3,306
Unemployment                            1,358              974              0          2,332
Sales                                       0                0              0              0
Income Tax                             18,000           (8,000)             0         10,000
Real Property                         (10,041)           2,100              0         (7,941)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $11,421            $(411)        $3,313         $7,697
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
TOTAL POST PETITION TAXES            $138,544         $(22,880)       $35,768        $79,896
                                  ===========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


-----------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
-----------------------------------------------------------------------------------------------------------------

Accounts Payable                       554,731         0         0            0             0             554,731
Wages Payable                          180,871         0         0            0             0             180,871
Taxes Payable (Other than income)       (2,237)        0         0            0             0              (2,237)
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               45,285         0         0            0             0              45,285
Income Taxes Payable                    82,133         0         0            0             0              82,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    34,454         0         0            0             0              34,454
Other LT Liabilities                         0         0         0            0             0                   0
                                   --------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $895,237        $0        $0           $0            $0            $895,237
                                   ================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           09/10/03       $15,027                EFT
FICA and Federal           09/24/03        17,428                EFT
State withholding          09/15/03         1,588               13885
State withholding          09/30/03         1,725               13977



                                      ------------
TOTAL POST PETITION TAXES PAID            $35,768
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,005,407
PLUS Amounts billed during the period                                    720,767
LESS Amounts collected during the period                                 674,720
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,051,454
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            918,542
31-60 days old                                                           116,583
61-90 days old                                                             9,866
91+ days old                                                               6,463
                                                                      ----------
Total Accounts Receivable                                              1,051,454
Amount considered uncollectible (bad debt)                                 5,098
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,046,356
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ---------------
MONTHLY OPERATING REPORT

                                                                          DOCUMENT         EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1            Attached
    Bank Reconciliations                                  MOR 1 (cont)       None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                   MOR 2            Attached
Balance Sheet                                             MOR 3            Attached
Status of Postpetition Taxes                              MOR 4              None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                      MOR 4              None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging              MOR 5              None
Debtor Questionnaire                                      MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          10/30/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                    -                -             1,500            1,500
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,500            1,500
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,500            1,500
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,500            1,500
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------
                              ==============    =============    ==============   ==============



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------


STATEMENT OF OPERATIONS (MOR-2)

                                               MONTH OF          CUMULATIVE
                                           SEPTEMBER, 2003      FILING TO DATE
                                           ---------------   -------------------

Gross Sales                                  $         -      $          -
Less: Defective mat'l returned                         -                 -
      Sales allowances                                 -                 -
      Cash discounts                                   -                 -
                                             ------------     -------------
       Total sales deductions                          -                 -
                                             ------------     -------------

      NET SALES                                        -                 -
                                             ------------     -------------

Cost of Sales                                          -                 -
                                             ------------     -------------

     GROSS PROFIT                                      -                 -
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                      -                 -
  General & Admin. expense                             -                 -
  Corporate Fees                                       -             (1,500)
                                             ------------     -------------
   Total S G & A and Environ. Expense                  -             (1,500)
                                             ------------     -------------

     OPERATING INCOME                                  -              1,500
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Income (Loss) from Investment in
    Subsidiaries                                       -         (4,506,380)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -         (4,506,380)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                                  -         (4,504,880)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                     -                  -
 US Trustee Quarterly Fees                             -              1,500
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                           -              1,500
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                             -         (4,506,380)

Provision for Taxes                                    -                  -
                                             ------------     -------------

NET INCOME (LOSS)                            $         -      $  (4,506,380)
                                             ============     =============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                   9/30/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $          0       $          -
  Restricted cash and cash equivalents                     -                  -
  Accounts receivable - net                                -                  -
  Inventories - net                                        -                  -
  Other assets - current                                   -                  -
                                               -------------      -------------
        TOTAL CURRENT ASSETS                               -                  -
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                        $           -                  -
  Intercompany receivable                          1,332,139          1,332,139
  Investment in subsidiaries                      35,123,978         39,630,358
    Other                                                  -                  -
                                               -------------      -------------
        TOTAL OTHER ASSETS                        36,456,117         40,962,497
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                     -                  -
  Buildings                                                -                  -
  Machinery and equipment                                  -                  -
                                               -------------      -------------
        Total property, plant and equipment                -                  -
  Less: Accum. depreciation and amortization               -                  -
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT                  -                  -
                                               -------------      -------------
TOTAL ASSETS                                    $ 36,456,117      $  40,962,497
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                  9/30/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt            $           -      $           -
  Accounts payable                                         -                  -
  Accrued liabilities                                      -                  -
  Accrued income taxes                                     -                  -
  Dividends payable                                        -                  -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                          -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                  -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                  -
  Deferred income taxes                                    -                  -
  Intercompany payable                                     -                  -
  Long-term pension liability                              -                  -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                           -                  -
                                               -------------      -------------




LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                  -
  Priority debt                                            -                  -
  Unsecured debt                                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                          -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000              1,000
  Capital in excess of par value                  23,380,700         23,380,700
  Equity - unearned compensation                           -                  -
  Minimum pension liability adjustment                     -                  -
  Foreign currency translation adjustment                  -                  -
  Retained earnings - prepetition                 17,580,797         17,580,797
  Retained earnings - postpetition                (4,506,380)                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                36,456,117         40,962,497
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  36,456,117      $  40,962,497
                                               =============      ==============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

DEBTOR QUESTIONNAIRE (MOR - 5)
-------------------------------------------------------------------------------
                                                        YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         x

2. Have any funds been disbursed from any accounts other
   than a debtor in possession account in this reporting
   period? If yes, provide an explanation below.                         x

3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.           x

4. Are workers compensation, general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                  x



                                                                                EXHIBIT 99.4


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        10/30/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,108,634     $  1,248,000     $  27,181,111    $  26,202,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -           266,858           25,000
InterCompany Transfers              169,092                -        (1,436,172)        (800,000)
Other                                   619                -            (1,117)               -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,278,345        1,248,000        26,010,680       25,427,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          66,151           66,554         1,704,387        1,642,347
Payroll Taxes                        21,617           21,992           635,951          613,893
Accounts Payable                  1,095,851        1,090,554        22,465,694       21,600,377
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          33,971           36,000           585,881          624,000
Utilities                             1,451            2,200           186,635          164,413
Leases / Rents                        7,961            7,700           130,541          129,296
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                 10,195           20,000           173,162          172,000
US Trustee Fees                           -                -            40,250           40,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,237,197        1,245,000        25,988,253       25,058,011
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $      41,148      $     3,000      $     22,427    $     369,763
-------------                 ==============    =============    ==============   ==============



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
------------------------------          -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       254

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (186,262)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                30,398

Restricted Cash Florida                                  Restricted                 271,758

                                                                                -------------
                                                                                $   127,343
                                                                                =============
Bank reconciliations are available.



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     MONTH OF         CUMULATIVE
                                                  SEPTEMBER, 2003   FILING TO DATE
                                                  ---------------   --------------
Gross Sales                                       $  1,685,362      $ 29,491,952
Less: Defective mat'l returned                               -            19,900
         Sales allowances                                3,196            26,985
         Cash discounts                                  3,933           164,833
                                                  -------------     -------------
            Total sales deductions                       7,129           211,718
                                                  -------------     -------------

         NET SALES                                   1,678,233        29,280,234
                                                  -------------     -------------

Cost of Sales                                        1,268,495        22,961,847
                                                  -------------     -------------

         GROSS PROFIT                                  409,738         6,318,387
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     60,342         1,221,514
    General & Admin. expense                            64,871         1,191,841
    Corporate Fees                                      56,000         1,005,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               181,213         3,418,855
                                                  -------------     -------------

         OPERATING INCOME                              228,525         2,899,532
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           302,879
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           302,879
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               228,525         3,202,411
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   52,000           812,750
    US Trustee Quarterly Fees                                -            40,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     52,000           853,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             176,525         2,349,411

Provision for Taxes                                     66,109           833,953
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    110,416      $  1,515,458
                                                  =============     =============



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------


BALANCE SHEET (MOR-3)
                                                                   9/30/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                       $   (144,415)      $   104,916
    Restricted cash and cash equivalents                              271,758                 -
    Accounts receivable - net                                       3,004,824           956,901
    Inventories - net                                                 977,212         1,085,331
    Other assets - current                                             49,393            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     4,158,772         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                         2,015,440           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               6,307                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       4,812,641         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                    -            68,653
    Buildings                                                               -            84,942
    Machinery and equipment                                         4,355,509         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,355,509         4,454,513
    Less: Accum. depreciation and amortization                      2,062,473         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,293,036         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                     $ 11,264,449       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 9/30/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                            $          -       $         -
    Accounts payable                                                  623,723                 -
    Accrued liabilities                                               337,468                 -
    Accrued income taxes                                              751,300                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,712,491                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              262,356                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    262,356                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,974,847                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt(1)                                                        -           116,378
    Unsecured debt                                                  1,120,021         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,934,693         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                1,515,458                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               7,329,756         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  11,264,449       $ 8,233,914
                                                                =============       ===========

(1)Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------


STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------------
Withholding                            1,328            9,747          9,746              1,329
FICA-Employee                              0            5,591          5,591                  0
FICA-Employer                             96            5,592          5,646                 42
Unemployment                              40                5              5                 40
Income Tax                           685,191           66,109              0            751,300
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   ----------------------------------------------------------------
   TOTAL FEDERAL TAXES              $686,655          $87,044        $20,988           $752,711
                                   ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              581            581                876
Unemployment                             151               48             48                151
Sales                                      0                0              0                  0
Income Tax                                 0                0              0                  0
Real Property                              0                0              0                  0
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $1,027             $629           $629             $1,027
                                   ----------------------------------------------------------------
                                   ----------------------------------------------------------------
TOTAL POST PETITION TAXES           $687,682          $87,673        $21,617           $753,738
                                   ================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      623,723         0              0             0                0               623,723
Wages Payable                         190,435         0              0             0                0               190,435
Taxes Payable (Other than income)       2,438         0              0             0                0                 2,438
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             144,595         0              0             0                0               144,595
Income Taxes Payable                  751,300         0              0             0                0               751,300
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  262,356         0              0             0                0               262,356
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,974,847        $0             $0            $0               $0            $1,974,847
                                 ===========================================================================================



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
------------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
------------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                         21,617              EFT
      each week.























                                                         ---------
TOTAL POST PETITION TAXES PAID                            $21,617
                                                         =========



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,427,985
PLUS Amounts billed during the period                                          1,678,233
LESS Amounts collected during the period                                       1,108,634
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,997,584
                                                                            ============

----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------
0-30 days old                                                                  2,679,426
31-60 days old                                                                   276,503
61-90 days old                                                                    37,838
91+ days old                                                                       3,817
                                                                            ------------
Total Accounts Receivable                                                      2,997,584
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,983,742
                                                                            ============


DEBTOR QUESTIONNAIRE
--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
--------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                    MOR 1            Attached          No
        Bank Reconciliations                                   MOR 1 (cont)     Attached          No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                                None            No
Statement of operations                                        MOR 2            Attached          No
Balance Sheet                                                  MOR 3            Attached          No
Status of Postpetition Taxes                                   MOR 4              None            No
        Copies of payment receipts                                                None            No
        Copies of tax returns filed during reporting period                       None            No
Summary of Unpaid Postpetition Debts                           MOR 4            Attached          No
        Listing of aged accounts payable                                          None            No
Accounts Receivable Reconciliation and Aging                   MOR 5              None            No
Debtor Questionnaire                                           MOR 5            Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           10/30/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -         1,500         1,500
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -         1,500         1,500
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     18            18           364           364
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -         1,500         1,500
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 18            18         1,864         1,864
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (18)   $      (18)   $     (364)   $     (364)
-------------                    ===========  ============   ===========  =============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational    $   521

                                                                            -

                                                                            -
                                                                      ----------
                                                                      $   521
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     MONTH OF            CUMULATIVE
                                                 SEPTEMBER, 2003       FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                 18                8,767
    Corporate Fees                                            -               (1,500)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                     18                7,267
                                                 ---------------      -----------------

         OPERATING INCOME                                   (18)              (7,267)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries             -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    (18)          (1,434,384)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                                 -                1,500
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                           -                1,500
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                  (18)          (1,435,884)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $        (18)        $ (1,435,884)
                                                 ===============      =================




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                    9/30/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        521      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           521               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     35,876,225        37,303,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      35,876,225        37,303,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 35,876,746      $ 37,304,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  9/30/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,973                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,973                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,973                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,863,330        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 6,449,300         6,449,300
    Retained earnings - postpetition               (1,435,884)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               5,013,416         6,449,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 35,876,746      $ 37,304,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,973         0            0            0              0            5,973
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,973        $0           $0           $0             $0           $5,973
                                 ======================================================================================




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1         Attached        No
    Bank Reconciliations                                  MOR 1 (cont)    None          No
    Copies of bank statements                                             None          No
    Cash disbursement journals                                            None          No
Statement of operations                                   MOR 2         Attached        No
Balance Sheet                                             MOR 3         Attached        No
Status of Postpetition Taxes                              MOR 4           None          No
    Copies of payment receipts                                            None          No
    Copies of tax returns filed during reporting period                   None          No
Summary of Unpaid Postpetition Debts                      MOR 4           None          No
        Listing of aged accounts payable                                  None          No
Accounts Receivable Reconciliation and Aging              MOR 5           None          No
Debtor Questionnaire                                      MOR 5         Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           10/30/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                    -                -             1,500            1,500
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,500            1,500
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,500            1,500
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,500            1,500
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------                 ==============    =============    ==============   ==============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                --------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                MONTH OF          CUMULATIVE
                                             SEPTEMBER, 2003    FILING TO DATE
                                             ---------------    ----------------

Gross Sales                                    $        -         $          -
Less: Defective mat'l returned                          -                    -
      Sales allowances                                  -                    -
      Cash discounts                                    -                    -
        Total sales deductions                ------------      ---------------
                                                        -                    -
                                              ------------      ---------------

        NET SALES                                       -                    -
                                              ------------      ---------------

Cost of Sales                                      (5,444)            (111,408)
                                              ------------      ---------------

        GROSS PROFIT                                5,444              111,408
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                    -
    General & Admin. expense                            -                    -
    Corporate Fees                                      -               (1,500)
                                              ------------      ---------------
      Total S G & A and Environ. Expense                -               (1,500)
                                              ------------      ---------------

        OPERATING INCOME                            5,444              112,908
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                    -
    Interest Expense                                    -                    -
                                              ------------      ---------------
       Other Income (Expense)                           -                    -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            5,444              112,908
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                    -
    US Trustee Quarterly Fees                           -                1,500
    (Gain) Loss from sale of equipment                  -                    -
    Other Reorganization Expenses                       -                    -
                                              ------------      ---------------
        Total Reorganization Items                      -                1,500
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,444              111,408

Provision for Taxes                                     -                    -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,444        $     111,408
                                              ============      ===============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                --------------------

BALANCE SHEET (MOR-3)

                                                   9/30/03          1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories - net                                     -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         594,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       594,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       55,284             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        669,716            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,263,716       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 9/30/03          1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                199                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                      199                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                        199                  -
                                               -------------      -------------




LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                       199                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                111,408                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,263,517          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,263,716       $  1,152,109
                                               =============      =============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         10/30/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $  1,059,725     $    766,000       $ 21,009,836     $   21,125,216
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                               (115,662)         250,000          1,300,700            170,000
Other                                         1,606                -             60,522              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                         945,669        1,016,000         22,371,057         21,296,392
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 172,834          172,424          4,843,382          4,921,123
Payroll Taxes                                78,656           83,518          2,506,609          2,315,175
Accounts Payable                            611,294          667,253         12,439,117         11,381,377
Profit Sharing / Pension                     16,814           23,438            478,047            428,913
Insurance                                     3,999            2,000            695,024            609,343
Commissions                                  35,596           32,936            907,073            940,694
Utilities                                    13,500           14,000            288,093            266,498
Leases / Rents                                3,199            5,000             80,768             85,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                              -                -            220,975            222,000
US Trustee Fees                                   -                -             39,750             39,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                    935,892        1,000,570         22,503,195         21,209,873
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $      9,777     $     15,430       $   (132,138)    $       86,520
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 8997  Payroll - Hourly    $      100
  US Bank                       1 964 5603 8005  Payroll - Salaried      20,420
  Petty Cash                                     Petty Cash                 421
  National City                 884096836        Disbursement-AP       (129,814)
                                                                              -
                                                                              -
                                                                     -----------
                                                                     $ (108,873)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                               MONTH OF          CUMULATIVE
                                            SEPTEMBER 2003     FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $   881,856      $ 21,258,418
Less: Defective mat'l returned                       621           (65,500)
      Sales allowances                            30,598           882,439
      Cash discounts                               5,625           202,597
                                             ------------     -------------
       Total sales deductions                     36,844          1,019,536
                                             ------------     -------------

      NET SALES                                  845,012         20,238,882
                                             ------------     -------------

Cost of Sales                                    922,412         17,739,072
                                             ------------     -------------

     GROSS PROFIT                                (77,400)         2,499,810
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 46,342          1,159,892
  General & Admin. expense                       115,632          1,460,609
  Corporate Fees                                  52,000            952,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            213,974          3,572,501
                                             ------------     -------------

     OPERATING INCOME                           (291,374)        (1,072,691)
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -             (9,848)
  Interest Expense                                     -                  -
                                             ------------     -------------
     Other Income (Expense)                            -             (9,848)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                           (291,374)        (1,082,539)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                47,000            746,250
 US Trustee Quarterly Fees                             -             39,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      47,000            786,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (338,374)        (1,868,539)

Provision for Taxes                             (118,000)          (637,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $  (220,374)     $  (1,231,539)
                                             ============     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                    9/30/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $   (108,873)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                          818,230         1,161,243
  Inventories - net                                1,636,627         1,498,330
  Other assets - current                             588,094           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       2,934,078         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                              563,718            36,697
  Intercompany receivable                          9,523,702         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                        10,087,420         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,419,404         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,720,769         5,497,015
  Less: Accum. depreciation and amortization       3,919,160         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,801,609         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,823,107      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 9/30/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   338,872                 -
  Accrued liabilities                                509,644                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    848,516                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,457,449                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,457,449                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   2,305,965                 -
                                               -------------      -------------




LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt (1)                                        -           320,225
  Unsecured debt                                     508,379           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      508,379         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,814,344         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                (1,231,539)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,008,763        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,823,107      $ 14,479,847
                                               =============      ==============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           25,943         25,943                  0
FICA-Employee                         0           19,194         19,194                  0
FICA-Employer                       613           19,282         19,282                613
Unemployment                          0               71             71                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES               $613          $64,490        $64,490               $613
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           11,774         11,774                  0
Unemployment                         21            2,392          2,392                 21
Sales                             1,245              112              0              1,357
Income Tax                            0                0              0                  0
Real Property                     7,759            3,880              0             11,639
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES     $9,025          $18,158        $14,166            $13,017
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES        $9,638          $82,648        $78,656            $13,630
                              =============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   ---------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     338,872             0              0             0                     0            338,872
Wages Payable                        370,265             0              0             0                     0            370,265
Taxes Payable (Other than income)     13,630             0              0             0                     0             13,630
Professional Fees                          0             0              0             0                     0                  0
Rent/Lease - Building                      0             0              0             0                     0                  0
Rent/Lease - Equipment                17,795             0              0             0                     0             17,795
Other Accrued Liabilities            107,954             0              0             0                     0            107,954
Deferred Income Taxes Payable              0             0              0             0                     0                  0
Secured Debt                               0             0              0             0                     0                  0
Intercompany Payable               1,457,449             0              0             0                     0          1,457,449
Other LT Liabilities                       0             0              0             0                     0                  0
                                  ----------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $2,305,965            $0             $0            $0                    $0         $2,305,965
                                  ==============================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-2040015100                         Weekly        25,943             EFT to ADP
FICA-2040025100-Employee               Weekly        19,194             EFT to ADP
FICA-2040035100-Employer               Weekly        19,282             EFT to ADP
FUI-2042605100                         Weekly            71             EFT to ADP
SWT-IA-2041155100                      Weekly        11,352             EFT to ADP
SUI-IA-2042155100                      Weekly         2,392             EFT to ADP
SWT-IL-2041135100                      Weekly           422             EFT to ADP









                                                   --------
TOTAL POST PETITION TAXES PAID                     $ 78,656
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $990,496
PLUS Amounts billed during the period                                  850,556
LESS Amounts collected during the period                             1,059,725
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $  781,327
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          513,719
31-60 days old                                                         127,496
61-90 days old                                                          27,775
91+ days old                                                           112,337
                                                                 ---------------
Total Accounts Receivable                                              781,327
Amount considered uncollectible (bad debt)                              41,410
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $  739,917
                                                                 ===============





DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                              YES          NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.


2.


3.


4.





                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        10/30/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  1,361,975      $  1,290,781     $ 37,227,225     $  37,853,456
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                 (115,662)                -       (1,044,420)         (281,580)
Other                                    3,073                 -           59,304                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,249,386         1,290,781       36,242,109        37,571,876
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            314,114           313,643        8,097,873         8,322,293
Payroll Taxes                          159,496           154,359        4,492,592         4,291,734
Accounts Payable                       563,494           842,669       19,062,923        18,898,364
Profit Sharing / Pension                21,818            21,818          439,322           500,922
Insurance                                3,953             6,805        2,067,377         1,984,486
Commissions                             29,066            29,066          717,321           739,180
Utilities                               67,392            58,467        1,157,420         1,170,821
Leases / Rents                          33,903             9,997          604,127           584,636
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -                 -
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                              -                 -           46,250            46,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,193,236         1,436,824       36,685,204        36,538,688
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $    56,150      $   (146,043)     $  (443,095)   $    1,033,188
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              10,961

  National City Bank                       884096828   Disbursement       (200,211)

                                                                                 -

                                                                        ----------
Bank reconciliations are available.                                     $ (188,250)
                                                                        ==========





WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                               MONTH OF           CUMULATIVE
                                            SEPTEMBER 2003      FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,787,621        $38,233,533
Less: Defective mat'l returned                          -                  -
      Sales allowances                             37,907          1,099,014
      Cash discounts                                  626             47,044
                                             ------------        -----------
           Total sales deductions                  38,533          1,146,058
                                             ------------        -----------

        NET SALES                               1,749,088         37,087,475
                                             ------------        -----------
Cost of Sales                                   1,558,695         35,035,650
                                             ------------        -----------
        GROSS PROFIT                              190,393          2,051,825
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                55,184          1,131,918
    General & Admin. expense                       56,241          1,134,630
    Corporate Fees                                 76,000          1,642,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          187,425          3,908,548
                                             ------------        -----------
        OPERATING INCOME                            2,968        (1,856,723)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                        (32,683)           (32,583)
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                    (32,683)           (32,583)
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          (29,715)       (1,889,306)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              69,000          1,300,750
    US Trustee Quarterly Fees                           -             46,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000          1,347,000
                                             ------------        -----------

INCOME (LOSS) BEFORE TAXES                        (98,715)        (3,236,306)

Provision for Taxes                               (33,000)        (1,083,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $    (65,715)      $ (2,153,306)
                                             =============      =============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                         9/30/03          1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $    (188,250)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,873,290        2,712,548
    Inventories - net                                    3,887,286        6,262,631
    Other assets - current                                 400,946          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,973,272        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                1,018,802          919,242
    Intercompany receivable                             14,512,399       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  858,238              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,389,439       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,948,046        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,113,260       14,109,988
    Less: Accum. depreciation and amortization          12,708,920       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,404,340        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,767,051     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      9/30/03          1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                     1,061,992                -
    Accrued liabilities                                  1,773,485                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,835,477                -
                                                     -------------    -------------
LONG-TERM DEBT - SECURED                                         -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                   336,506                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,502,506                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         4,337,983                -
                                                     -------------    -------------




LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt (1)                                            -        1,814,744
    Unsecured debt                                       5,511,226        6,919,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          5,511,226        8,734,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        9,849,209        8,734,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      1,130,662        1,130,662
    Retained earnings - postpetition                    (2,153,306)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   14,917,842       17,071,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,767,051     $ 25,805,745
                                                     =============    =============


(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)

----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
----------------------------------------------------------------------------------------------
Withholding                          23,388           53,530       57,731           19,187
FICA-Employee                        17,518           35,935       38,584           14,869
FICA-Employer                        17,518           35,935       38,584           14,869
Unemployment                            899             (195)           0              704
Income Tax                            4,000           (4,000)           0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 -------------------------------------------------------------
   TOTAL FEDERAL TAXES              $63,323         $121,204     $134,899          $49,628
                                 -------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          13,114           23,042       24,597           11,559
Unemployment                         24,591            3,410            0           28,001
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                       106,675            6,422       43,399           69,698
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $144,380          $32,874      $67,996         $109,258
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
TOTAL POST PETITION TAXES          $207,703         $154,078     $202,895         $158,886
                                 =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                              --------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                  1,061,992        0            0             0          0         1,061,992
Wages Payable                       653,081        0            0             0          0           653,081
Taxes Payable (Other than income)   158,886        0            0             0          0           158,886
Professional Fees                    64,674        0            0             0          0            64,674
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           896,844        0            0             0          0           896,844
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                336,506        0            0             0          0           336,506
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $4,337,983       $0           $0            $0         $0        $4,337,983
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  09/10/03        $2,194       115228
SWCC - Ia W/H                  09/25/03         2,112       115357
Iowa W/H                       09/10/03        10,950        16593
Iowa W/H                       09/25/03         9,341        91716
FIT PAYMENT                    09/03/03        23,389      27692551
FICM-FICA PAYMENT              09/03/03        29,221      27692551
FIT PAYMENT                    09/10/03         7,461      28483813
FICM-FICA PAYMENT              09/10/03        11,031      28483813
FIT PAYMENT                    09/17/03        19,069      29326139
FICM-FICA PAYMENT              09/17/03        25,719      29326139
FIT PAYMENT                    09/24/03         7,813      29857273
FICM-FICA PAYMENT              09/24/03        11,196      29857273
Property Tax                   09/30/03        43,399       115398




                                           -----------
TOTAL POST PETITION TAXES PAID               $202,895
                                           ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  SEPTEMBER 30, 2003
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $2,518,184
PLUS Amounts billed during the period                                       1,882,138
LESS Amounts collected during the period                                    1,361,975
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,038,347
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,607,776
31-60 days old                                                                 130,880
61-90 days old                                                                  17,282
91+ days old                                                                   282,409
                                                                       ---------------
Total Accounts Receivable                                                    3,038,347
Amount considered uncollectible (bad debt)                                     165,271
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,873,076
                                                                       ===============



DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      no
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.


2.


3.


4.

